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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                          ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 22, 1997

                           IMPERIAL HOLLY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
                TEXAS                              001-10307                           74-0704500
   (STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION
   INCORPORATION OR ORGANIZATION)                                                         NO.)
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                   ONE IMPERIAL SQUARE, SUITE 200, P.O. BOX 9
                            SUGAR LAND, TEXAS 77487
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                 (281) 491-9181
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


                          ---------------------------

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         The Merger

          On December 22, 1997 (the "Effective Date"), IHK Merger Sub Corporation, a Delaware corporation (the "IHK Sub") and a wholly owned subsidiary of Imperial Holly Corporation, a Texas corporation (the "Company"), consummated the merger (the "Merger") of IHK Sub with and into Savannah Foods & Industries, Inc., a Delaware corporation ("Savannah Foods") by acquiring all of the outstanding shares of Common Stock, par value $0.25 per share ("Savannah Common Stock"), of Savannah Foods that it did not already own. The Merger was effected pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated September 12, 1997, among the Company, IHK Sub and Savannah Foods. IHK Sub had previously acquired 14,397,836 shares of Savannah Common Stock (which constituted 50.1% of the outstanding shares on a fully diluted basis) for $20.25 per share in cash in a tender offer (the "Tender Offer") successfully
completed on October 17, 1997.   In the Merger, the stockholders of Savannah
Foods received, subject to stockholder election and proration, (i) $20.25 in cash, without interest thereon (the "Cash Consideration"), or (ii) a number of shares of common stock, no par value ("Company Common Stock"), of the Company equal to the quotient of $20.25 divided by $13.25 (the "Stock Consideration"). The total value of the consideration paid in the Merger and the Tender Offer was approximately $582 million. Pursuant to the Merger Agreement, the number of shares of Savannah Common Stock converted in to the right to receive Cash Consideration in the Merger was (x) 70% of the number of shares of Savannah Common Stock outstanding immediately prior to the Effective Date (which included shares of Savannah Common Stock purchased in the Tender Offer) less
(y) the sum of (A) the shares of Savannah Common Stock held by IHK Sub (which included shares of Savannah Common Stock purchased in the Tender Offer), the Company or any of its subsidiaries or held in the treasury of Savannah Foods and (B) the shares of Savannah Common Stock held by stockholders who perfected their appraisal rights under Delaware law. Attached as Exhibit 99.1 and incorporated herein by reference, is a press release by the Company announcing the consummation of the Merger.

         The Financing

         In order to finance a portion of the cash consideration paid in the Merger, to pay certain related expenses and to provide for the Company's future working capital and other general corporate purposes, the Company amended and restated the senior secured credit facility (the "Credit Facility") arranged by Lehman Brothers Inc. (which served as a financial advisor to the Company in connection with the Merger) in connection with the Tender Offer. The amended and restated Credit Facility is comprised of a term loan facility aggregating $255 million (the "Term Loans") and a revolving credit facility in the amount of $200 million (the "Revolver"). The Credit Facility is guaranteed by substantially all of the Company's domestic direct and indirect subsidiaries (including Savannah Foods and its subsidiaries, collectively, the "Guarantors"), and is secured by substantially all the assets of the Company and each of the Guarantors. The Term Loans consist of two tranches in the aggregate principal amounts of $150 and $105 million, respectively, and will
fully amortize over a period of six and eight years, respectively.    The
Revolver is available on a revolving basis commencing on the Effective Date and ending five years after such date. The Term Loans and the Revolver will bear interest, at the Company's election, at either (i) the highest of (A) the prime rate of the administrative agent selected in the syndication process, (B) the secondary market rate for certificates of deposit plus 1%, or (C) the federal funds effective rate plus 0.50%, in each case plus a margin ranging from 0.25% to 1.00% or (ii) the rate for Eurodollar deposits in the interbank Eurodollar market plus a margin ranging from 1.25% to 2.00%.





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         In order to finance a portion of the cash consideration paid in the
Merger, to pay certain related expenses and to provide for the Company's future working capital and other general corporate purposes, the Company also issued $250 million principal amount of 9 3/4% Senior Subordinated Notes due 2007 (the
"Notes").   The Notes are unsecured but are guaranteed by each of the
Guarantors to the Credit Facility.

         Savannah Foods

         Savannah Foods is engaged in the production, marketing and distribution of food products, principally refined sugar, and is based in Savannah, Georgia.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (A-B) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED AND PRO FORMA FINANCIAL INFORMATION

         The financial statements and pro forma financial information required pursuant to this Item 7 with respect to the consummation of the Merger as described in Item 2 above will be filed by amendment hereto within the time period required.

         (C)     EXHIBITS

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         Exhibit 99.1     --      Press Release  issued by Imperial Holly Corporation on December 22, 1997.

         Exhibit 99.2     --      Agreement and  Plan of Merger, dated September 12, 1997 among Imperial Holly
                                  Corporation, IHK Merger Sub Corporation and Savannah Foods & Industries, Inc.
                                  (Incorporated by reference to the Company's Current Report on Form 8-K, dated as of
                                  October 17, 1997).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IMPERIAL HOLLY CORPORATION


Date:   January 5, 1998

                                        By:       H. P. MECHLER
                                           -----------------------------------
                                                  H. P. Mechler
                                                  Vice President -- Accounting





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                                 EXHIBIT INDEX

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
         Exhibit No.                                                                                             Page No.
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
         Exhibit 99.1     --      Press Release  issued by Imperial Holly Corporation on
                                  December 22, 1997.

         Exhibit 99.2     --      Agreement and  Plan of Merger, dated September 12, 1997
                                  among Imperial Holly Corporation, IHK Merger Sub
                                  Corporation and Savannah Foods & Industries, Inc.
                                  (Incorporated by reference to the Company's Current Report on Form 8-K, dated as of October 17, 1997).
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